Waddell & Reed InvestEd Portfolios

Supplement dated February 11, 2011 to the

Waddell & Reed InvestEd Portfolios Prospectus

dated April 30, 2010

The following replaces the chart following the second paragraph of the “Waddell & Reed InvestEd Conservative Portfolio — Principal Investment Strategies” section on page 12 of the Waddell & Reed InvestEd Portfolios prospectus:

Underlying Fund	Investment Range
	Low	High
Waddell & Reed Advisors Cash Management	0%	100%
Waddell & Reed Advisors Government Securities Fund	0%	40%
Waddell & Reed Advisors Core Investment Fund	0%	40%
Waddell & Reed Advisors Dividend Opportunities Fund	0%	40%
Waddell & Reed Advisors Value Fund	0%	30%
Waddell & Reed Advisors Global Bond Fund	0%	40%
Waddell & Reed Advisors Bond Fund	0%	40%
Waddell & Reed Advisors High Income Fund	0%	20%

EDPRO-SUPAA

Supplement	1